                                                                       Exh 10.39

                                                               EXECUTION VERSION

                  SIXTH AMENDMENT AND WAIVER TO LEASE AGREEMENT

     This Sixth Amendment and Waiver to Lease Agreement, dated as of September
  , 2003 (this "Agreement"), is among the Persons that have executed this
--
Agreement (the "Parties"). Capitalized terms used, but not defined, in this Agreement are used as defined in the Lease Agreement, dated as of November 30, 2001, between Wells Fargo Bank Northwest, National Association, as Owner Trustee under S&F Trust 1998-1, as lessor, and Smart & Final Inc., as lessee, as amended by Waiver and Amendment Agreement No. 1, dated as of June 4, 2002, by Waiver and Amendment Agreement No. 2, dated as of February 14, 2003, by Amendment Agreement No. 3, dated as of June 1, 2003, by Waiver and Amendment Agreement No. 4, dated as of July 11, 2003 and by Consent, Waiver, Collateral Release and Amendment Agreement No. 5A, dated as of September 3, 2003 (the "Lease"). Capitalized terms used herein without definition have the meanings ascribed to such terms in the Lease.

                                    RECITALS

     A. The Lessee has informed the Agent that it intends to sell (i) its northern California broadline foodservice operations (other than the Craig & Hamilton meat processing business) to Sysco Corp., a Delaware corporation, and
(ii) its Craig & Hamilton meat processing business to Pacific Fresh, Inc., a California corporation, for a total purchase price for both transactions of approximately $27.5 million in cash. The transactions will be structured as a sale of most of the accounts receivable and inventories of Port Stockton Food Distributors, Inc. (including its meat processing business under the tradename Craig & Hamilton) and the assumption of a lease in connection with the meat processing business (the "Sale Transactions"). The assets to be sold in the Sale Transactions are set forth on Annex A hereto (such assets, the "Sale Assets").

     B. The Lessee has also informed the Agent that it intends to cease operations at, and eventually cause to be sold, the Port Stockton dry grocery warehouse (the "Dry Grocery Warehouse") and eventually sell certain other assets with respect to the northern California broadline foodservice operations, all of which are more particularly described on Annex B hereto (such assets and the Dry Grocery Warehouse, collectively, the "Retained Assets").

     C. The Lessee has informed the Agent that it intends to replace the Dry Grocery Warehouse with one or more unidentified Replacement Properties on a later date in accordance with Section 11.2 of the Lease.

     D. Section 28.3(d) of the Lease prohibits sales of assets by the Credit Parties except under certain circumstances. The Sale Transactions would violate
Section 28.3(d) and the planned disposition of that portion of the Retained Assets exclusive of the Dry Grocery Warehouse may violate Section 28.3(d). The Lessee's ceasing of operations at the Dry Grocery Warehouse would violate
Section 8.2 of the Lease.

     E. The Lessee has requested that the applicable Financing Parties, and, subject to the terms and conditions of this Agreement, the applicable Financing Parties desire to, (i) consent to the Sale Transactions, (ii) consent to the planned disposition of that portion of the Retained Assets exclusive of the Dry Grocery Warehouse and the ceasing of operations at the Dry Grocery

Warehouse, (iii) waive the limitations of Section 28.3(d) of the Lease in connection with the Sale Transactions and the planned disposition of that portion of the Retained Assets exclusive of the Dry Grocery Warehouse, and (iv) release the Liens granted to the Agent under the Security Documents with respect to the Sale Assets and, when sold, that portion of the Retained Assets exclusive of the Dry Grocery Warehouse.

     NOW, THEREFORE, for good and valuable consideration received, the Parties agree as follows.

     1. Section References. Unless otherwise expressly stated, all section references in this Agreement refer to sections of the Lease.

     2. Consents. The Lenders and the Holder consent to:

          (a) the Sale Transactions;

          (b) the planned disposition of that portion of the Retained Assets exclusive of the Dry Grocery Warehouse; and

          (c) the release of all Liens on the Sale Assets and, when sold, that portion of the Retained Assets exclusive of the Dry Grocery Warehouse, in accordance with Section 5 of this Agreement.

     3. Waivers. The A-2 Lenders, the B Lenders and the Holder waive:

          (a) the requirements of Section 28.3(d) of the Lease in connection with the Sale Transactions and the planned disposition of the Retained Assets exclusive of the Dry Grocery Warehouse; and

          (b) the requirements of Section 8.2 of the Lease in connection with the ceasing of operations at the Dry Grocery Warehouse.

     4. Lessee's Agreements and Acknowledgments. Lessee acknowledges and agrees to all matters approved or waived by the Lenders and the Holder, as applicable, in Sections 2 and 3 of this Agreement.

     5. Release of Collateral.

          (a) On the date that the later of the following two events occurs: (i) consummation of the Sale Transactions and (ii) satisfaction of the conditions precedent set forth in Section 6 of this Agreement (the "Release Date"), the Agent shall release its Liens on the Sale Assets. On the Release Date, the Agent shall, at the expense of the Lessee, promptly return to the Lessee any instruments, certificates and other documents evidencing solely any Lien on the Sale Assets. In addition, effective on the Release Date, the Agent authorizes the Lessee and its agents or representatives to file such documents or instruments, including terminations of the UCC Financing Statements filed as the Lessee considers necessary to evidence, effect or confirm the release and termination of all Liens created under the Security Documents only with respect to the Sale Assets.

          (b) Upon the later to occur of (i) consummation of the disposition of any of the Retained Assets and (ii) satisfaction of the conditions precedent set forth in Section 6 hereof (any such date, a "Retained Asset Release Date"), the Agent shall release its Lien on the Retained Assets being disposed of. On any Retained Asset Release Date, the Agent shall, at the expense of the Lessee, promptly return to the Lessee any and all instruments, certificates and other documents evidencing solely any lien, charge or encumbrance on the Retained Assets being disposed of. Effective on any Retained Asset Release Date, the Agent authorizes the Lessee and its agents or representatives to file such documents or instruments as the Lessee may deem necessary, in form and substance satisfactory to the Agent, to evidence, effect or confirm the release and termination of any and all Liens created under the Security Documents with respect to the Retained Assets being disposed of.

     6. Conditions Precedent. The effectiveness of this Agreement is subject to the satisfaction of each of the following conditions precedent.

          (a) Certain Documents. The Agent shall have received all of the following, in form and substance satisfactory to the Agent:

               (i) Amendment Documents. This Agreement, duly executed by Lessee and each Guarantor and any other instrument, document or certificate required by the Agent to be executed or delivered by Lessee or any other Person in connection with this Agreement, duly executed by them (collectively, the "Amendment Documents");

               (ii) Copies of Sale Documents. Upon request by the Agent, true and correct copies of the stock and asset purchase agreements and any other agreements, documents or instruments executed in connection with the (A) Sale Transactions or (B) sale of the Retained Assets;

               (iii) Consent of Required Secured Parties. The Majority Secured Parties shall have executed and delivered this Agreement;

               (iv) Amendment to Lessee Credit Agreement. Evidence to the Agent's satisfaction that the Sale Transactions have been approved by, and that appropriate waivers and releases have been obtained from, the lenders and the administrative agent under the Lessee Credit Agreement; and

               (v) Additional Information. Such additional documents, instruments and information as the Agent may reasonably request to effect the transactions contemplated hereby.

          (b) [not used]

          (c) [not used]

          (d) Representations and Warranties. The representations and warranties contained in this Agreement and in the Lease shall be true and correct as of, and as if made on, the date hereof (except for those that by their terms specifically refer to an earlier date, in which case such representations and warranties shall be true and correct as of the earlier date).

          (e) Corporate Proceedings Satisfactory. All corporate proceedings taken in connection with the transactions contemplated by this Agreement and all other agreements, documents and instruments executed or delivered pursuant to it, and all legal matters incident thereto, shall be satisfactory to the Agent.

          (f) No Lease Default or Lease Event of Default. No Lease Default or Lease Event of Default shall have occurred and be continuing after giving effect to this Agreement.

     7. Representations and Warranties. Each Credit Party represents and warrants to the Agent and the Secured Parties that, as of the date of and after giving effect to this Agreement, (a) the execution, delivery and performance of this Agreement and all other Amendment Documents executed or delivered in connection herewith have been authorized by all requisite corporate action on the part of each Credit Party and will not violate any Credit Party's certificate of incorporation or bylaws, (b) all representations and warranties set forth in the Lease and in any other Operative Agreement are true and correct as if made again on and as of such date (except those, if any, that by their terms specifically relate only to an earlier date, in which case such representations and warranties are true and correct as of the earlier date), (c) no Lease Default or Lease Event of Default has occurred and is continuing, and
(d) the Lease (as amended by this Agreement) and all other Operative Agreements are and remain legal, valid, binding and enforceable obligations in accordance with their terms.

     8. Survival of Representations and Warranties. All representations and warranties made by any Credit Party in this Agreement or any other Operative Agreement shall survive the execution and delivery of this Agreement and the other Operative Agreements, and no investigation by the Agent or the Secured Parties, or any closing, shall affect the representations and warranties or the right of the Agent and the Secured Parties to rely upon them.

     9. Costs and Expenses. The Lessee shall pay on demand all reasonable costs and expenses of the Agent (including the reasonable fees, costs and expenses of counsel to the Agent) incurred in connection with the preparation, execution and delivery of this Agreement.

     10. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICT-OF-LAWS PRINCIPLES.

     11. Execution. This Agreement may be executed in any number of counterparts and by different Parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. A Party's delivery of an executed counterpart of this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

     12. Limited Effect. This Agreement relates only to the specific matters it covers, shall not be considered to be a waiver of any other rights any Secured Party may have under the Operative Agreements, and shall not be considered to create a course of dealing or to otherwise obligate any Secured Party to grant similar waivers or execute any amendments under the same or similar circumstances in the future.

     13. Ratification By Guarantors. Each Guarantor consents to this Agreement, and each Guarantor acknowledges that its guaranty remains in full force and effect without any modification.

     14. Certain Waivers. Each Credit Party agrees that none of the Financing Parties shall be liable under a claim of, and waives any claim against any Financing Party based upon, lender liability (including, but not limited to, liability for breach of the implied covenant of good faith and fair dealing, fraud, negligence, conversion, misrepresentation, duress, control and interference, infliction of emotional distress, defamation and breach of fiduciary duty) as a result of any discussions or actions taken or not taken by any Financing Party on or before the date hereof, the discussions conducted pursuant hereto, or any course of action taken by any Financing Party in response thereto or arising therefrom. This Section 14 shall survive the execution and delivery of this Agreement and the expiration or termination of the Lease.

                            [Signature Pages Follow]

                                                               EXECUTION VERSION

LESSOR:
Wells Fargo Bank Northwest, National Association, as Owner Trustee under S&F Trust 1998-1


By: /s/ Val T. Orton
    -------------------------------
Name: Val T. Orton
Title: Vice President


LESSEE:
Smart & Final Inc.


By: /s/ Richard N. Phegley                   By:
    -------------------------------              -------------------------------
Name: Richard N. Phegley                     Name:
Title: Senior Vice President &                     -----------------------------
       Chief Financial Officer               Title:
                                                    ----------------------------

A-2 LENDER, B LENDER AND AGENT:
Fleet Capital Corporation


By: /s/ Renay McLeish
    -------------------------------
Name: Renay McLeish
Title: Vice President


A-2 LENDER:
GMAC Commercial Finance, LLC,
successor by merger to GMAC Business Credit, LLC


By: /s/ David W. Berry
    -------------------------------
Name: David W. Berry
Title: Vice President


A-2 LENDER:
Cooperative Centrale Raiffeisen-Boerenleenbank B.A.
"Rabobank Nederland," New York Branch


By: /s/ Bradford F. Scott                    By: /s/ Ian Reece
    -------------------------------              -------------------------------
Name: Bradford F. Scott                      Name: Ian Reece
Title: Executive Director                    Title: Managing Director


A-2 LENDER:
Natexis Banques Populaires


By: /s/ Nicolas Regent                       By: /s/ Pieter J. van Tulder
    -------------------------------              -------------------------------
Name: Nicolas Regent                         Name: Pieter J. van Tulder
Title: Vice President Multinational          Title: Vice President And Manager
                                                    Multinational Group


A-2 LENDER:
BNP Paribas


By: /s/ Sean T. Conlon                       By: /s/ Tjalling Terpstra
    -------------------------------              -------------------------------
Name: Sean T. Conlon                         Name: Tjalling Terpstra
Title: Managing Director                     Title: Director

B LENDER:
Transamerica Equipment Financial Services Corporation


By: /s/ James R. Bates
    -------------------------------
Name: James R. Bates
Title: Vice President

HOLDER:
Casino USA, Inc.


By: /s/ Etienne Snollaerts
    -------------------------------
Name: Etienne Snollaerts
Title: Director

GUARANTOR:
American Foodservice Distributors


By: /s/ Richard N. Phegley
    -------------------------------
Name: Richard N. Phegley
Title: Senior Vice President &
       Chief Financial Officer


GUARANTOR:
Smart & Final Stores Corporation


By: /s/ Richard N. Phegley
    -------------------------------
Name: Richard N. Phegley
Title: Senior Vice President &
       Chief Financial Officer


GUARANTOR:
Smart & Final Oregon, Inc.


By: /s/ Richard N. Phegley
    -------------------------------
Name: Richard N. Phegley
Title: Senior Vice President &
       Chief Financial Officer


GUARANTOR:
Port Stockton Food Distributors, Inc.


By: /s/ Richard N. Phegley
    -------------------------------
Name: Richard N. Phegley
Title: Senior Vice President - Finance

GUARANTOR:
Amerifoods Trading Company


By: /s/ Richard N. Phegley
    -------------------------------
Name: Richard N. Phegley
Title: Senior Vice President &
       Chief Financial Officer


GUARANTOR:
Casino Frozen Foods, Inc.


By: /s/ Richard N. Phegley
    -------------------------------
Name: Richard N. Phegley
Title: Senior Vice President &
       Chief Financial Officer


GUARANTOR:
FoodServiceSpecialists.Com, Inc.


By: /s/ Richard N. Phegley
    -------------------------------
Name: Richard N. Phegley
Title: Senior Vice President &
       Chief Financial Officer


GUARANTOR:
Okun Produce International, Inc.


By: /s/ Richard N. Phegley
    -------------------------------
Name: Richard N. Phegley
Title: Senior Vice President &
       Chief Financial Officer


GUARANTOR:
HL Holding Corporation


By: /s/ Richard N. Phegley
    -------------------------------
Name: Richard N. Phegley
Title: Senior Vice President &
       Chief Financial Officer

                                     ANNEX A
                                   SALE ASSETS

1. Certain assets of Port Stockton Food Distributors, Inc. including trade accounts receivable and inventory, as proposed to be sold in bulk transfers to third parties, leased facilities located at: (i) 640 Union Street, Stockton, CA; (ii) 721 Union Street, Stockton, CA; and (iii) 729 Union Street, Stockton, CA (Craig & Hamilton facilities), and certain tradenames, all together comprising the Sysco Corporation transaction for the principal Port Stockton business and the Pacific Seafood transaction for the Craig & Hamilton meat processing unit.

                                                               EXECUTION VERSION

                                     ANNEX B
                                 RETAINED ASSETS

1. Residual collateral interest in one synthetic lease property located at 4343 East Fremont Street, Stockton, CA.

2. Residual assets and liabilities of Port Stockton Food Distributors, Inc., including but not limited to vendor accounts receivable, inventory not transferred in the bulk sales, fixtures and equipment, other fixed assets, residual tradenames, and operating leases (including vehicle fleet leases and freezer facility usage agreements). One real property is owned and will be held for sale: 2001 East Fremont Street, Stockton, CA (freezer facility currently sub-leased to third party). The residual principal leased real estate is located at: (i) 2040 East Fremont Street, Stockton, CA; (ii) 1910 East Miner Avenue, Stockton, CA; and (iii) 1950 East Miner Avenue, Stockton, CA.